                                                                   Exhibit 23.17



                      CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
OpinionWare.com, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/KPMG LLP

Minneapolis, Minnesota
June 29, 2000